SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             UNISERVICE CORPORATION
             (Exact name of registrant as specified in its charter)

             FLORIDA                                             65-0816177
----------------------------------------                    --------------------
(State of incorporation or organization)                      (I.R.S. employer
                                                             identification no.)

  1900 GLADES ROAD, SUITE  351, BOCA RATON, FLORIDA                33431
---------------------------------------------------           ---------------
         (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, Par Value $.0001
--------------------------------------------------------------------------------
                                (Title of Class)

                  Redeemable Common Stock Purchase Warrants
--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.           Description of Registrant's Securities to be Registered.

                  The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-50897) as filed with the Commission on April 24, 1998, as amended.

ITEM 2.           Exhibits.

                  1. Articles of Incorporation, as amended, of the Registrant.
                     [3.1(a) and (b)] *

                  2. By-Laws of the Registrant. [3.2] *

                  3. Form of Class A Common Stock Certificate, par value $.0001.
                     [4.3] **

                  4. Warrant Certificate.[4.1] *



------------------
     * Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-50897) as filed with the Securities and Exchange Commission on April 24, 1998.
     ** Filed as an exhibit to the Registrant's Amendment #1 to the Registration Statement on Form SB-2 (File No. 333-50897) as filed with the Securities and Exchange Commission on June 19, 1998.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         UNISERVICE CORPORATION
                                         (Registrant)


Date:    August 3, 1998                   BY:  /S/ RICARDO VILENSKY
                                         -------------------------
                                              Ricardo Vilensky, President